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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Nos. 333-68217 and 333-68217-01) on Form S-3 of our report dated February 26, 1998 incorporated by reference in Texaco Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.



                                              ARTHUR ANDERSEN LLP
New York, New York
February 25, 1999